UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

BlackRock Monticello Debt Real Estate Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	000-56720	33-6595754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 21, 2026, BlackRock Monticello Debt Real Estate Investment Trust (the “Company”) and JPMorgan Chase Bank, N.A. (“JPM”) entered into the First Amendment to Revolving Credit Agreement (the “First Amendment”), amending that certain Credit Agreement, dated as of May 22, 2025, between the Company and JPM (as amended or otherwise modified from time to time, the “JPM Credit Agreement”). Pursuant to the First Amendment, (i) the maturity date under the JPM Credit Agreement was extended to May 20, 2027, which may be extended upon the Company’s request to a date no longer than 12 months after the then-effective maturity date, subject to the consent of JPM and other customary conditions, and (ii) the applicable margin under the JPM Credit Agreement was modified.

Except as described above, the material terms of the JPM Credit Agreement remain unchanged by the First Amendment. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	First Amendment to Revolving Credit Agreement, dated May 21, 2026, between BlackRock Monticello Debt Real Estate Investment Trust and JPMorgan Chase Bank, N.A.

104	Cover Page Interactive Data File (embedded within the XBRL file)

*	Portions of this exhibit have been omitted pursuant to Item 601(a)(6) and/or Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Monticello Debt Real Estate Investment Trust

By:	/s/ Robert P. Karnes
Name:	Robert P. Karnes
Title:	President

Dated: May 26, 2026